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
                                             PLEASE INDICATE ONE TYPE OF CORPORATION
          ARTICLES OF INCORPORATION     X    DOMESTIC BUSINESS CORPORATION
                                                                                          FEE
                                        __   DOMESTIC BUSINESS CORPORATION              $100.00
COMMONWEALTH OF PENNSYLVANIA                 A CLOSE CORPORATION-COMPLETE BACK
DEPARTMENT OF STATE - CORPORATE BUREAU
308 NORTH OFFICE BUILDING.
HARRISBURG PA 17120                     __   DOMESTIC PROFESSIONAL CORPORATION
                                             ENTER BOARD LICENSE NO.

-------------------------------------------------------------------------------------------------------
010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 18 P.S. 2908 8)
Mr Pretzel, Inc.
-------------------------------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)
2041 Herr Street
-------------------------------------------------------------------------------------------------------
012 CITY                     023 COUNTY         013 STATE         064 ZIP CODE
Harrisburg                   Dauphin            Pa.                        17102
-------------------------------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION
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To do any lawful act concerning any or all lawful business for which corporation may be incorporated law, which is the law under the provisions of which the corporation is hereby incorporated.


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
(ATTACH 8.5 X 11 SHEET IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------

The Aggregate Number of Shares, Classes of Shares and Par Value of Shares Which the Corporation shall have Authority to Issue

040 Number and Class of Shares 1,000 common | 041 Stated Par Value Per | 042 Total Authorized Capital | 031 Term of existence
                                            | Share if Any $10.00      |       10,000                 | perpetual
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The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each Incorporator
                                         061,062
060 Name                                 063,064 Address  (Street, City, State, Zip Code)           Number & Class of Shares
------------------------------------------------------------------------------------------------------------------------------------

Jan Murski                               6466 Heatherfield Way. Hbg.,Pa 17112                       1 common
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                               (ATTACH 8.5 X 11 SHEET IF NECESSARY)
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IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION
THE              First            DAY OF          May             19   91 .
         ------------------------        -----------------------    ------

--------------------------------------------------------      ----------------------------------------------------------------------


                                                              X          /s/  Jan Murski
--------------------------------------------------------      ----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       -FOR OFFICE USE ONLY-
------------------------------------------------------------------------------------------------------------------------------------
001 ______                       002 CODE              000 REV BOX    SEQUENTIAL NO.        100 MICROFILM NUMBER
         MAY 14 1991
                                 -----------
                                 REVIEWED BY                                                      91281653
                                                       -----------------------------------------------------------------------------
       SIGNATURE                 _______________       004 SICC                       AMOUNT   001 CORPORATION NUMBER
-------------------------        DATE APPROVED
                                                                                      $                2024644
                                 ---------------       -----------------------------------------------------------------------------
                                 DATE REJECTED         CERTIFY TO     INPUT BY        LOG IN   LOG IN (REFILE)
                                                       ---  -----
                                 ---------------       -----------------------------------------------------------------------------

 Secretary of the Commonwealth   MAILED BY DATE        ---  -----
    Department of the State                            __    OTHER    VERIFIED BY     LOG OUT  LOG OUT (REFILE)
  Commonwealth of Pennsylvania   --------------
                                                       -----------------------------------------------------------------------------

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
Microfilm Number                  Filed with the Department of State on    Aug 28 1991
                 -----------                                            ----------------

Entity Number   2024644                 /s/  signature
              --------------      ------------------------------------------------------
                                         Deputy Secretary of the Commonwealth
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              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSC8:15-1915 (Rev 90)

     In compliance with the requirements of 15 Pa. C.S. * 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is:     Mr. Pretzel, Inc.
                                   -----------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

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
(a)     2041 Herr Street,          Harrisburg, Pennsylvania     17102       (Dauphin County)
    --------------------------------------------------------------------------------------------------
             Number and Street                      City                State                 Zip       County

(b) c/o
        ----------------------------------------------------------------------------------------------
          Name of Commercial Registered Office Provider                                                 County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is :     PA Business Corporation Law
                                                             ----------------------------------------

4. The date of its incorporation is:     May 14, 1991
                                     ----------------------------------------------------------------

5. (Check, and if appropriate complete, one of the following):
        X   The amendment shall be effective upon filing these Articles of Amendment in the Department of State.
      -----

            The amendment shall be effective on:               at
      -----                                     --------------    --------------
                                                                        Date           Hour
6. (Check one of the following):
        X   The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. * 1914 (a) and (b).
      -----
            The amendment was adopted by the board of directors pursuant to 15 Pa.C.S * 1914 (c).
      -----

7. (Check, and if appropriate complete, one of the following):

        X   The amendment adopted by the corporation, set forth in full, is as follows:
      -----


      The name of the corporation shall be Pretzel Time Inc.
      ------------------------------------------------------------------------
      The aggregate number of shares, classes of shares and Par Value of shares which the corporation shall have
      ----------------------------------------------------------------------------------------------------------
      authority to issue is: 1,000 common at $10.00 par value per share and 100 preferred at $10,000.00 par value per share.
      ----------------------------------------------------------------------------------------------------------------------

    The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part thereof.
---
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
DSC8:15-1915 (Rev 90)-2

8.    (Check if the amendment restates the Articles):

           The restated Articles of incorporation supersede the original Articles and all amendments thereto.
      ----

      IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a
duly authorized officer thereof the     1st   day of     August     , 1991 .
                                    ---------        ---------------    --

                                                                              Mr. Pretzel, Inc.
                                                                ------------------------------------------------
                                                                              (Name of Corporation)

                                                                BY:        /s/ Jan Murski
                                                                   ---------------------------------------------
                                                                                   (Signature)

                                                                TITLE:          President
                                                                      ------------------------------------------
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